Lake Shore Bancorp, Inc.

Lake Shore Bancorp, Inc.

Lake Shore Bancorp, Inc. Copyright 2009 1 Annual Meeting of Shareholders May 20, 2009 Exhibit 99.1

Lake Shore Bancorp, Inc.
Copyright 2009

Safe Harbor Statement
This presentation includes "forward looking statements" within the meaning of the
Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future business, revenue and earnings. These statements are not historical facts or guarantees of future performance, events or results. There are risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such forward-looking statements. Information on factors that could affect the
Company's business and results is discussed in the Company's periodic reports filed with the Securities and Exchange Commission. Forward looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events or otherwise.

Lake Shore Bancorp, Inc.
Copyright 2009

Lake Shore Bancorp Inc.
Corporate Profile
Market Data (as of May 18, 2009) – (Source - NASDAQ)
Ticker Symbol LSBK
52 – Week Range $4.31 - $10.18
Current Price $7.20
Market Capitalization $44.72 million
Shares Outstanding 6.21M shares
50 Day Avg. Trading Vol. 2,288 shares
Dividend Yield 2.78%
Ownership
– Insider (including MHC, directors
and executives)
– Institutional
– Other
Other Data
Return on Average Equity 2.99%
(as of March 31, 2009)
63.08%
13.90%
23.02%

Lake Shore Bancorp, Inc.
Copyright 2009

Lake Shore Savings Facts:
We were established in 1891 and have provided
over 118 years of service as a community bank.
We continue to provide loan services to the
communities we serve.  We have the funds
available to provide residential mortgage loans and
commercial loans to consumers and small
business owners.
Lake Shore Savings is well capitalized.  We do not
need government assistance.

Lake Shore Bancorp, Inc.
Copyright 2009

Lake Shore Savings Facts
(cont’d.)
We continue to have strong earnings.  Our net
interest income has been growing.
We have maintained a steady dividend payment of
$0.05 per share, despite economic news and lower
interest rates on loans.
Branches in Erie County continue to show great
potential and growth opportunities for Lake Shore
Savings.
We take great pride in our employees and continue
to add talented people to our staff.

Lake Shore Bancorp, Inc.
Copyright 2009

Challenges in 2009
Lowest mortgage rates in the last 30 years.
Loan refinancing is at an all-time high.
Large number of applications for residential mortgage
loans have been received in 2009, due to lower
interest rates.
Lower interest rate yields will result in lower earnings.
Holding low rate residential mortgages in our loan
portfolio is considered risky.
Low rate residential mortgage loans will be sold in
the secondary loan market to reduce risk.

Lake Shore Bancorp, Inc.
Copyright 2009

Challenges in 2009 (cont’d.)
Wait out the storm until rates get to a level where we
can again hold loans in our own portfolio.
Increase our small business lending in Erie and
Chautauqua County.  We added two new members to
our commercial lending staff. George Gardner in Erie
County and Lou Drago in Chautauqua County.  Both
employees are seasoned lenders with over 20 years of
experience.
Continue to underwrite all loans using the high
standards that have made Lake Shore successful over
the years.

Lake Shore Bancorp, Inc.
Copyright 2009

Goals for 2009
Increase our SBA lending for small business
loans.
Review new technology to provide the best
services available to our customers.
Continue to grow our deposit and loans in Erie
and Chautauqua Counties.
Identify and add two new branches in Erie
County by the 3 quarter of 2011.
rd

Lake Shore Bancorp, Inc.
Copyright 2009

Goals for 2009 (cont’d.)
Develop a long term Strategic Plan for the future.
Continue to improve on our “Branding” in Erie
County.
Continue to create value for our shareholders.
Provide a fair return on investment for our
shareholders.

Lake Shore Bancorp, Inc.

Lake Shore Bancorp, Inc.

Lake Shore Bancorp, Inc. Copyright 2009 10 • Financial Presentation – Rachel Foley, CFO

Lake Shore Bancorp, Inc. Copyright 2009 11 Total Assets ($ in millions) $329.8 $333.7 $354.2 $357.8 $407.8 $414.1 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 2004 2005 2006 2007 2008 Q1 2009

Lake Shore Bancorp, Inc. Copyright 2009 12 Loans, net ($ in millions) $248.2 $240.5 $218.7 $205.7 $206.2 $199.5 $100.0 $150.0 $200.0 $250.0 $300.0 2004 2005 2006 2007 2008 Q1 2009

Lake Shore Bancorp, Inc.
Copyright 2009

Loan Composition
(as of December 31, 2008)
Commercial
real estate
8.14%
Construction
loans
2.70%
Commercial
loans
3.09%
One-to-four
family
73.35%
Consumer
loans
0.98%
Home equity
11.74%

Lake Shore Bancorp, Inc. Copyright 2009 14 Non-performing Loans as a percentage of Gross Loans 0.40% 0.66% 0.64% 0.75% 0.69% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2004 2005 2006 2007 2008

Lake Shore Bancorp, Inc. Copyright 2009 15 Loan Loss Reserves as a percentage of Loans 0.65% 0.60% 0.61% 0.56% 0.61% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2004 2005 2006 2007 2008

Lake Shore Bancorp, Inc.
Copyright 2009

Total Deposits
($ in millions)
$300.7
$243.6
$250.9
$249.6
$293.2
$240.8
$-
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
$400.0
2004 2005 2006 2007 2008 Q1
2009

Noninterest-
Bearing
Demand
8.80%

Lake Shore Bancorp, Inc.

Lake Shore Bancorp, Inc.
Copyright 2009

Deposit Composition
(as of December 31, 2008)
Time
Deposits <
$100,000
46.37%
Savings
9.31%
Money
Market
Accts
8.58%
Interest-
Bearing
Demand
12.04%
Time
Deposits >
$100,000
14.90%

Actual		For Capital Adequacy		To be Well Capitalized under Prompt Corrective Action Provisions	
	Actual Amount	Actual Ratio	Amount	Ratio	Amount	Ratio
	(Dollars in Thousands)					
As of December 31, 2008:						
Total capital (to risk-weighted assets)	$46,442	22.1 %	$≥16,849	≥ 8.0 %	$≥21,061	≥10.0 %
Tier 1 capital (to adjusted total assets)	44,971	11.2	≥16,062	≥ 4.0	≥20,077	≥5.0
Tangible equity (to tangible assets)	44,971	11.2	≥ 6,023	≥ 1.5	N/A	N/A
Tier 1 capital (to risk-weighted assets)	44,971	21.4	≥ 8,424	≥ 4.0	≥12,637	≥6.0

Lake Shore Bancorp, Inc.

Lake Shore Bancorp, Inc. Copyright 2009 18 Regulatory Capital Requirements Regulatory Capital Requirements

Lake Shore Bancorp, Inc. Copyright 2009 19 Net Interest Income ($ in millions) $9.4 $9.5 $9.7 $9.5 $11.2 $- $5.0 $10.0 $15.0 2004 2005 2006 2007 2008

Lake Shore Bancorp, Inc.
Copyright 2009

Treasury Yield
0.52
3.19
1.25
1.5
1.72
1.97
2.47
2.64
3.18
3.48
3.89
4.57
4.57
0.14
0.19
0.33
0.94
1.4
2.03
2.7
4.11 4.06
0
1
2
3
4
5
1 mo 3 mo 6 mo 1 yr 2 yr 3 yr 5 yr 7 yr 10 yr 20 yr 30 yr
Treasury Maturities
5/2/2008 5/4/2009

Lake Shore Bancorp, Inc.
Copyright 2009

Interest Rate Margin & Spread
(in percentages)
3.15
3.09
3.00
2.92
3.19
2.97
3.03
2.93
2.60
2.42
2.75
2.61
0.00
1.00
2.00
3.00
4.00
5.00
2004 2005 2006 2007 2008 Q1 2009
Net Interest Margin Interest Rate Spread

Lake Shore Bancorp, Inc. Copyright 2009 22 Net Income ($ in millions) $2.2 $2.1 $1.8 $1.8 $1.5 $- $0.5 $1.0 $1.5 $2.0 $2.5 2004 2005 2006 2007 2008

Lake Shore Bancorp, Inc.
Copyright 2009

Return on Average Assets
(in percentages)
0.68%
0.62%
0.52%
0.52%
0.39%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1.00%
2004 2005 2006 2007 2008

Lake Shore Bancorp, Inc.
Copyright 2009

Investment Impairment
• Due to disruptions in the security & housing
markets during 2008, some of our investments
experienced a severe decline in market value.
As a result, we recorded a pre-tax impairment
loss of $1.9 million ($1.2 million net of tax) on
the value of our investment portfolio in 2008.
• If the impairment had not been taken, our net
income for 2008 would have been $2.7 million,
an increase of $839,000, or 46.2%, over 2007
results.

Lake Shore Bancorp, Inc.
Copyright 2009

Interest Rate Floor
• Purchased August 2006.
• Cost $221,000.
• Covers $10 Million “notional” amount of variable
rate loans tied to prime rate.
• Receive interest income if prime rate falls below
8%.
• Prime rate fell below 8% in September 2007.
• $346,180 interest income received through
January 30, 2009.

Lake Shore Bancorp, Inc.
Copyright 2009

Interest Rate Floor (cont’d.)
• Floor product is a derivative.
• Increase or decrease in fair market value is recorded as
interest income.
• Fair market value increased in 2007 and 2008 due to
falling interest rates.
• Since inception, we recorded $669,000 in gains in the
fair value of this asset.
• We sold the floor on January 30, 2009.  Management
determined that the value of the product had reached its
peak, based on an evaluation of estimated prime rate
changes in the future.
• Total cash flow received on the investment, net of cost,
was $1,015,180 over the last 2.5 years, resulting in an
internal rate of return of 79.3%.

Lake Shore Bancorp, Inc.
Copyright 2009

1
st
Quarter 2009 Results
Total Assets up $6.2M since Dec. 31
st
– Loans, net up $7.7M.
Total Deposits up $7.4M since Dec. 31
st
Increases primarily due to the new branch
office that opened in Kenmore, NY on
December 1, 2008, and due to low interest
rates being offered on residential
mortgage loans.

Lake Shore Bancorp, Inc.
Copyright 2009

1
st
Quarter 2009 vs. 1
st
Quarter 2008
Results
•
$405,000 net income compared to
$658,000 in 1
st
quarter of 2008, a 38.4%
decrease.
– $302,000 decrease in interest income due to
fair value and interest income on interest rate
floor being $43,000 prior to sale on January
30, 2009, versus a $345,000 increase on floor
product in 1
st
Q of 2008.
– $198,000 decrease in interest expense due to
lower interest rates in 2009.

Lake Shore Bancorp, Inc.
Copyright 2009

Dividends Paid per Share
$0.03 $0.03 $0.03 $0.03
$0.04 $0.04
$0.05 $0.05 $0.05 $0.05 $0.05
$-
$0.01
$0.02
$0.03
$0.04
$0.05
$0.06
Q4
2006
Q1
2007
Q2
2007
Q3
2007
Q4
2007
Q1
2008
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009